EXHIBIT NO. 10.5



                            SCOTT'S LIQUID GOLD-INC.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       AND

                                 TRUST AGREEMENT



                                TABLE OF CONTENTS






                                    ARTICLE 1
                                   DEFINITIONS

    1.1  Account                                               1
    1.2  Anniversary Date                                      1
    1.3  Beneficiary                                           1
    1.4  Break in Service                                      1
    1.5  Code                                                  1
    1.6  Committee                                             1
    1.7  Compensation                                          1
    1.8  Defined Benefit Plan                                  2
    1.9  Defined Contribution Plan                             2
    1.10 Disability                                            3
    1.11 Effective Date                                        3
    1.12 Employee                                              3
    1.13 Employer                                              3
    1.14 Employment Commencement Date                          3
    1.15 ERISA                                                 3
    1.16 Highly Compensated Employee                           3
    1.17 Hours of Service                                      5
    1.18 Key Employee                                          6
    1.19 Limitation Year                                       6
    1.20 Non-Key Employee                                      6
    1.21 Normal Retirement Date                                6
    1.22 Participant                                           7
    1.23 Participating Employer                                7
    1.24 Plan                                                  7
    1.25 Plan Entry Date                                       7
    1.26 Plan Sponsor                                          7
    1.27 Plan Year                                             7
    1.28 Reemployment Commencement Date                        7
    1.29 Related Group                                         7
    1.30 Required Aggregation Group                            7
    1.31 Service                                               7
    1.32 Stock                                                 7
    1.33 Top Heavy Plan                                        7
    1.34 Trust                                                 8
    1.35 Trustee                                               8
    1.36 Trust Fund                                            8
    1.37 Valuation Date                                        9
    1.38 Year of Service - Participation                       9
    1.39 Year of Service - Vesting                             9

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

    2.1  Eligibility                                          10
    2.2  Years of Service - Participation                     10
    2.3  Participation Upon Reemployment                      10
    2.4  Change in Employee Status                            10

                                    ARTICLE 3
                                  CONTRIBUTIONS

    3.1  Amount of Contribution                               12
    3.2  Carry Over Contributions                             12
    3.3  Minimum Employer Contribution                        12
    3.4  Return of Employer Contributions                     13
    3.5  Participant Contributions                            13

                                    ARTICLE 4
                             ALLOCATIONS TO ACCOUNTS

    4.1  Participant's Account                                14
    4.2  Allocation of Contributions and Forfeitures          14
    4.3  Allocation of Minimum Contribution                   14
    4.4  Limitations on Allocations to Participants' Accounts 14
    4.5  Code 415 Definitions                                 16
    4.6  Allocation of Earnings, Losses and
	      Changes in Fair Market Value
         of the Net Assets of the Trust Fund                  19
    4.7  Accounting                                           19
    4.8  Methods of Valuation                                 19
    4.9  Stock Dividends, Splits, Rights, Warrants, Options and Other
          Reorganizations                                      20

                                    ARTICLE 5
                        VESTING OF PARTICIPANT'S ACCOUNT

    5.1  Vesting                                              21
    5.2  Vesting Schedule                                     21
    5.3  Full Vesting Upon Termination or Partial
	      Termination of Plan or
         Upon Complete Discontinuance of Contributions        21
    5.4  Service Included in Determination of Vested Accounts 22
    5.5  Break in Service - Vesting                           22
    5.6  Forfeiture Occurs                                    22
    5.7  Amendment to Vesting Schedule                        22
    5.8  Special Accounting After Distribution to
	      Reemployed Participants                              23

                                    ARTICLE 6
                                  DISTRIBUTIONS

    6.1  Distributions Not Exceeding $3,500                   24
    6.2  Distributions Exceeding $3,500                       24
    6.3  Distributions on Account of Attaining
         Age 70 and one/half                                  25
    6.4  Distributions Under Domestic Relations Order         26
    6.5  Diversification Distributions                        27
    6.6  Distribution Methods, Consents and Election          28
    6.7  Annuity Distributions to Participants
	      and Surviving Spouses                                  29
    6.8  Destination of Beneficiary                           29
    6.9  Direct Rollover/Transfer Provisions                  30

                                    ARTICLE 7
                                 EMPLOYER STOCK

    7.1  Registration of Distributed Shares of Employer Stock 32
    7.2  Put Option                                           32
    7.3  Right of First Refusal                               33
    7.4  Sale of Stock                                        33
    7.5  Notice                                               33
    7.6  Legend                                               33

                                    ARTICLE 8
                                 ADMINISTRATION

    8.1  Appointments of Committee                            34
    8.2  Organization and Operation of Committee              34
    8.3  Information to be Made Available to Committee        34
    8.4  Resignation and Removal of Committee Member;
	      Appointment of Successors                            35
    8.5  Duties and Powers of Committee                       35
    8.6  Advice to Designated Fiduciaries                     38
    8.7  Majority Control                                     38

                                    ARTICLE 9
                        POWERS AND DUTIES OF THE TRUSTEE

    9.1  Establishment and Acceptance of Trust                39
    9.2  Investments of Trust Funds                           39
    9.3  Powers of Trustee                                    39
    9.4  Diversification and Prudence Requirements            41
    9.5  Payment of Compensation, Expenses and Taxes          41
    9.6  Appointment, Resignation, Removal and
	      Substitution of Trustee                              41
    9.7  Appointment of Trustee--Acceptance In Writing        42
    9.8  Receipt of Contributions                             42
    9.9  Returns and Reports                                  42

                                   ARTICLE 10
                          CONTINUANCE, TERMINATION AND
                           AMENDMENT OF PLAN AND TRUST

    10.1 Termination of Plan                                  43
    10.2 Termination of Trust                                 43
    10.3 Continuance of Plan and Trust by Successor Business  43
    10.4 Merger, Consolidation or Transfer of Assets or
	      Liabilities of the Plan                              43
    10.5 Distribution of Trust Fund on Termination of Trust   44
    10.6 Suspension of Contributions                          44
    10.7 Amendments to Plan and Trust                         44

                                   ARTICLE 11
                                  RELATED GROUP

    11.1 Adoption of the Plan                                 45
    11.2 Withdrawal From Plan                                 45
    11.3 Termination of Participation by the Plan Sponsor     45

                                   ARTICLE 12
                                  MISCELLANEOUS

    12.1 Participant's Rights                                 47
    12.2 Employer's Obligations                               47
    12.3 Benefits to be Provided Solely from the Trust Fund   47
    12.4 Receipt of Benefits by Fiduciaries                   47
    12.5 Service by Fiduciaries and Disqualified Persons      47
    12.6 Assignment or Alienation                             47
    12.7 Delegation of Authority by Employer                  48
    12.8 Notices from Participants to be Filed with Committee 48
    12.9 Construction of Agreement                            48
    12.10Titles                                               48
    12.11Severability                                         48
    12.12Counterparts                                         48
    12.13Plan for Exclusive Benefit of Participants;
	      Reversion Prohibited                                 48
    12.14Gender, Singular and Plural                          49


                            SCOTT'S LIQUID GOLD-INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                               AND TRUST AGREEMENT

     This Plan is designed to qualify as a stock bonus plan for the primary purpose of enabling Employees to obtain a proprietary interest in the Employer by the acquisition of Stock. The Plan is designed to invest primarily in Stock. The Plan and Trust are created for the exclusive benefit of Participants and
Beneficiaries. The Plan is intended to conform to and qualify under Code 401 and 501.

     The Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, the existing Plan. The provisions of this Plan, as a restated Plan, shall apply solely to an Employee who performs one Hour of Service for the Employer on or after the restated Effective Date of the Employer's Plan. If an earlier effective date for a provision in this restated Plan applies, the provision shall be effective as of the earlier effective date notwithstanding the later general Effective Date of the restated Plan.

1
                                    ARTICLE 1
                                   DEFINITIONS


1.1 Account shall mean the separate account or one of the separate accounts which the Trustee shall maintain for a Participant under the Plan.

1.2  Anniversary Date shall mean the last day of each Plan Year.

1.3 Beneficiary shall mean a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan shall remain a Beneficiary under the Plan until the Trustee has fully distributed the Participant's benefit to such Beneficiary.

1.4  Break in Service shall have the meaning assigned to it by Section 5.5.

1.5  Code means the Internal Revenue Code of 1986, as amended.

1.6  Committee shall mean the committee appointed pursuant to Article 8.

1.7 Compensation shall mean, for Plan Years beginning on or after January 1, 1994, the Employee's earned income and wages within the meaning of Code
  3401(a) and all other payments of remuneration to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code 6041(d), 6051(a)(3) and 6052, determined without regard to any rules under Code 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. Compensation shall include Employer contributions which are not includable in the gross income of the Employee under Code 125, 402(a)(8), 402(h), or 403(b) for purposes of Code 401(m),
401(k), 401(a)(4), and 401(1). For purposes of the Key Employee determination and the Highly Compensated Employee determination, the Plan Administrator shall apply the Compensation definition by including Employer contributions which are not includable in the gross income of the Employee under Code 125, 402(a)(8), 402(h), or 403(b) and by disregarding the Code 401(a)(17) limitation. For purposes of the Code 415 limitations, the Plan Administrator shall apply the Compensation definition by excluding Employer contributions which are not includable in the gross income of the Employee under Code 125, 402(a)(8), 402(h), or 403(b).

     For Plan Years beginning before January 1, 1994, Compensation shall mean the total amount of remuneration paid by the Employer to a Participant during a Plan Year that would be subject to tax under Code 3101(a), without reference to the limitations imposed by Code 3121(a)(1). However, such term shall exclude director's fees, travel allowances, expense allowances, office allowances, relinquished vacation pay, unused sick pay, insurance premiums, pension and retirement benefits, other allowances, and all contributions by the Employer to this Plan, to any other tax qualified plan or to any health, accident, or welfare fund or plan, or similar benefits. For purposes of a contribution or an allocation under the Plan based on Compensation, Compensation shall only include amounts actually paid to an Employee during the period he or she is a Participant in the Plan.

     Compensation shall not include amounts in excess of $200,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe) and effective for Plan Years beginning after December 31, 1993, Compensation shall not exceed the $150,000 limitation. The $150,000 limitation is the $150,000 limitation under Code 401 (a)(17), as adjusted by the Commissioner for increases in the cost of living in accordance with Code 401(a)(17). If a determination period consists of fewer than 12 months, the $150,000 limitation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. In determining the Compensation of a Participant for purposes of the $200,000 limitation or the $150,000 limitation, the Committee shall increase a Participant's Compensation by the Compensation of the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year if the Participant is a more than 5% owner of the Employer or a Highly Compensated Employee in the group of the top 10 Employees ranked by Compensation. If the application of the immediately preceding sentence causes the $200,000 limitation or the $150,000 limitation to be exceeded, then the $200,000 limitation or the $150,000 limitation shall be prorated among the family members in proportion to each family member's Compensation as determined under this Section prior to the application of the $200,000 limitation or the $150,000 limitation.

1.8  Defined Benefit Plan shall have the meaning assigned to it by Section 4.5.

1.9 Defined Contribution Plan shall have the meaning assigned to it by Section 4.5.

1.10 Disability shall mean a disability which permanently renders a Participant unable to perform satisfactorily the usual duties of his or her employment with the Employer, as determined by a physician selected by the Committee, and which results in his or her termination of employment with the Employer.

1.11 Effective Date of the Plan shall mean January 1, 1989. The Employer is adopting this Plan in substitution for and as an amendment of an existing plan, the original plan being adopted on October 3, 1978.

1.12 Employee shall mean any individual employed by the Employer; however, Employee shall not include leased employees within the meaning of Code
  414(n)(2), individuals classified by the Employer as independent contractors, and self-employed persons.

1.13 Employer shall mean Scott's Liquid Gold-Inc. and any member of the Related Group which adopts the Plan and Trust with the consent of Scott's Liquid Gold-Inc.

1.14 Employment Commencement Date shall mean the date on which an employee first performs an Hour of Service for the Employer.

1.15 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.16 Highly Compensated Employee shall mean any Employee who performs service for the Employer during the Plan Year who:

(1)  owned more than 5% of the Employer;

(2) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code 414(q)(1)) and is one of the 100 Employees who received the most Compensation from the Employer during the Plan Year;

(3) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code 414(q)(1)), was a member of the top-paid group for the Plan Year, and is one of the 100 Employees who received the most Compensation from the Employer during the Plan Year; or

(4) was an officer of the Employer, received Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code 415(b)(1)(A), and is one of the 100 Employees who received the most Compensation from the Employer during the Plan Year.

Highly Compensated Employee also shall mean any Employee who performs Service for the Employer during the preceding Plan Year (or 12-month period preceding the Plan Year) who:

(1)  owned more than 5% of the Employer;

(2) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code 414(q)(1));

(3) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code 414(q)(1)) and was a member of the top-paid group for such Plan Year; or

(4) was an officer of the Employer and received Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code
      415(b)(1)(A).

     An Employee is a member of the top-paid group for any Plan Year if the Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of Compensation paid during the Plan Year.

     If no officer received Compensation from the Employer that was greater than 50% of the dollar limitation in effect under Code 415(b)(1)(A) for the Plan Year or the preceding 12-month period, the Committee shall treat the highest paid officer as a Highly Compensated Employee. The number of officers taken into account shall not exceed the greater of three or 10% of the total number of Employees (after application of the Code 414(q) exclusions), but no more than 50 officers.

     Highly Compensated Employee shall also mean a highly compensated former Employee. A highly compensated former Employee includes any Employee who separated or was deemed to have separated from Service prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the Plan Year in which he or she separated from Service or any Plan Year ending on or after the Employee's 55th birthday.

     If the spouse, lineal ascendant, lineal descendant, or the spouse of a lineal ascendant or descendent of a more than 5% owner (who is either an Employee or a former Employee) or one of the 10 most Highly Compensated Employees (ranked on the basis of Compensation paid during a Plan Year) is an Employee, the Committee shall aggregate the Highly Compensated Employee and the Highly Compensated Employee's family members treating them as a single Employee receiving Compensation and Plan contributions equal to the sum of the Compensation and Plan contributions for all such family members.

     The Committee shall administer the requirements of this Section in accordance with Code 414(q) and the Treasury regulations thereunder.

1.17 Hours of Service shall mean:

(a) Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Committee shall credit Hours of Service under this paragraph (a) to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid.

(b) Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a Plan Year, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including Disability), layoff, jury duty, or military duty. The Committee shall not credit more than 501 Hours of Service under this paragraph (b) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Committee shall credit Hours of Service under this paragraph (b) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. 2530.200b-2, which is incorporated herein by this reference.

(c) Each hour for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Committee shall credit Hours of Service under this paragraph (c) to the Employee for the Plan Years to which the award or the agreement pertains rather than for the Plan Year in which the award, agreement, or payment is made.

     The Committee shall not credit an Hour of Service under more than one of the above paragraphs. The Committee shall credit Hours of Service the Employee completes for members of any Related Group and shall credit Hours of Service the Employee completes as a leased employee within the meaning of Code 414(n)(2). If the Committee is to credit Hours of Service to an Employee for the 12 month period beginning with the Employee's Employment Commencement Date or with an anniversary of such date, then that 12 month period shall be substituted for the term "Plan Year" wherever the term "Plan Year" appears in this Section.

     Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Committee shall credit Hours of Service during an Employee's unpaid absence due to maternity or paternity leave on the basis of the number of Hours of Service the Employee would receive if the Employee were paid during the absence or, if the Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight hours per day during the absence. The Committee shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Committee shall credit only the number of Hours of Service (up to 501 Hours of Service) necessary to prevent the Employee's Break in Service. The Committee shall credit all Hours of Service described in this paragraph to the Plan Year in which the absence begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the Plan Year in which the absence begins, the Committee shall credit these Hours of Service to the immediately following Plan Year.

1.18 Key Employee shall mean any Employee, former Employee, or the Beneficiary of an Employee or former Employee, if the Employee or former Employee at any time during the Plan Year which includes the Anniversary Date or any of the four preceding Plan Years:

(a) is an officer of the Employer earning Compensation greater than 50% of the limitation under Code 415(b)(1)(A) in effect for such Plan Years. No more than 50 Employees, or if lesser, the greater of three Employees or 10% of the Employees shall be treated as officers;

(b) is one of the Employees earning Compensation of more than the dollar limitation under Code 415(c)(1)(A) and owns one of the 10 largest interests in the Employer;

(c)  owns more than 5% of the Employer; or

(d) owns more than 1% of the Employer and earns Compensation in excess of $150,000.

The constructive ownership rules of Code 318 (or the principles of that section, in the case of an unincorporated Employer) shall apply to determine ownership in the Employer. The Committee shall determine who is a Key Employee in accordance with Code 416(i)(1) and the Treasury regulations thereunder.

1.19 Limitation Year shall mean the Plan Year.

1.20 Non-Key Employee shall mean a Participant who is not a Key Employee and who is employed by the Employer on the Anniversary Date of the Plan Year, regardless of whether the Participant satisfies the requirements of Section 4.2 during the Plan Year.

1.21 Normal Retirement Date shall mean the later of (i) the date on which a Participant attains age 65, or (ii) the 5th anniversary of the first Plan Year in which the Participant entered the Plan.

1.22 Participant shall mean any Employee who has entered the Plan on a Plan Entry Date.

1.23 Participating Employer shall mean any member of the Related Group which has adopted this Plan.

1.24 Plan shall mean the Scott's Liquid Gold-Inc. Employee Stock Ownership Plan.

1.25 Plan Entry Date shall mean January 1 and July 1 of each Plan Year.

1.26 Plan Sponsor shall mean Scott's Liquid Gold-Inc.

1.27 Plan Year shall mean the 12 month period ending each December 31.

1.28 Reemployment Commencement Date shall mean the first day after a Break in Service on which an Employee performs an Hour of Service for the Employer.

1.29 Related Group shall mean a controlled group of corporations (as defined in Code 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code 414(c)), an affiliated service group (as defined in Code 414(m)), and any other entity required to be aggregated with the Employer pursuant to Code 414(o) and the Treasury regulations thereunder. If the Employer is a member of a Related Group, the Plan shall treat all Employees of the members of such Related Group as if employed by a single employer. Solely for purposes of applying the Code 415 limitations of Article 4, the Committee shall determine any Related Group by modifying Code 414(b) and (c) in accordance with Code 415(h).

1.30 Required Aggregation Group shall mean (a) each qualified plan of the Employer in which at least one Key Employee participates at any time during the five Plan Year period ending on the Anniversary Date (regardless of whether the Plan has terminated); and (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code 401(a)(4) or Code 410.

1.31 Service shall mean any period of time the Employee is in the employ of the Employer, including any period the Employee is on leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees.

1.32 Stock shall mean the common stock of Scott's Liquid Gold-Inc.

1.33 Top Heavy Plan shall mean that the top heavy ratio for the Plan as of the Anniversary Date exceeds 60% for a Plan Year if this Plan is the only qualified plan maintained by the Employer. The top heavy ratio is a fraction. The numerator of the fraction is the sum of the present value of Accounts of all Key Employees as of the Anniversary Date (including any contribution not made as of the Anniversary Date but which Code 416 and the Treasury regulations thereunder require the Committee to take into account), and distributions made within the five Plan Year period immediately preceding the Anniversary Date. The denominator of the fraction is a similar sum determined for all Employees. The Committee shall calculate the top heavy ratio by disregarding the Accounts attributable to voluntary deductible Employee contributions, if any, and by disregarding the Accounts of any Non-Key Employee who was formerly a Key Employee. The Committee shall calculate the top heavy ratio by disregarding the Accounts (including distributions, if any, of the Accounts) of an individual who has not received credit for at least one Hour of Service with the Employer during the five Plan Year period ending on the Anniversary Date. The Committee shall calculate the top heavy ratio, including the extent to which it shall take into account distributions, rollovers, and transfers, in accordance with Code
 416 and the Treasury regulations thereunder.

     If the Employer maintains other qualified plans, this Plan is a Top Heavy Plan only if it is part of a Required Aggregation Group, and the top heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The Committee shall calculate the top heavy ratio in the same manner as required by the first paragraph of this Section, taking into account all plans within the Required Aggregation Group and the Permissive Aggregation Group. To the extent the Committee must take into account distributions to an Employee, the Committee shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Anniversary Date. The Committee shell calculate the present value of accrued benefits and any other amounts necessary for this calculation under Defined Benefit Plans included within the group in accordance with the terms of those plans, Code 416, and the Treasury regulations thereunder. The accrued benefit under a Defined Benefit Plan of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or, if there is no uniform method, as if the Employee's benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of accrual of Code 411(b)(1)(C). If an aggregated plan does not have a valuation date coinciding with the Anniversary Date, the Committee shall value the Accounts in the aggregated plan as of the most recent valuation date falling within the 12 month period ending on the Anniversary Date, except as Code 416 and the Treasury regulations thereunder require for the first and second plan year of a Defined Benefit Plan. The Committee shall calculate the top heavy ratio with reference to the Anniversary Dates that fall within the same calendar year.

1.34 Trust shall mean the separate trust created by the Employer under the Plan in Article 9.

1.35 Trustee shall mean the person or persons appointed by the Plan Sponsor as Trustee of the Trust Fund established by this Plan and Trust and any duly appointed or qualified successor trustee.

1.36 Trust Fund shall mean all property of every kind held or acquired by the Trustee under the Plan.

1.37 Valuation Date shall mean each date on which the Trustee values the Trust Fund.

1.38 Year of Service - Participation shall have the meaning described in Section 2.2.

1.39 Year of Service - Vesting shall mean each Plan Year in which an Employee completes not less than 1,000 Hours of Service.




                             ***End of Article 1***


2
                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION


2.1 Eligibility. Each Employee who was a Participant in the Plan on the day before the Effective Date shall continue as a Participant in the Plan. For purposes of eligibility to participate, the Plan shall count all of an Employee's Years of Service with the Employer and the Related Group. Unless the Employee elects otherwise, each Employee shall become a Participant in the Plan on the Plan Entry Date (if employed on that date) coincident with or immediately following the later of the date on which the Employee completes one Year of Service or attains age 21. An Employee shall be permitted to irrevocably elect not to participate prior to or at the time the Employee has first met the requirements of this Section or of any other plan of the Employer meeting the requirements of Code 401. A Participant shall not be permitted to elect not to participate. The Employee shall file the election in writing with the Committee not later than 60 days prior to completion of the eligibility requirements of any plan of the Employer meeting the requirements of Code 401. The Employer shall not make a contribution under the Plan for the Employee making such an election for any Plan Year.

2.2 Years of Service - Participation. For purposes of eligibility to participate, Year of Service shall mean a 12 consecutive month period during which the Employee completes not less than 1,000 Hours of Service, measuring the beginning of the first 12 month period from the Employment Commencement Date, and measuring succeeding 12 month periods from each anniversary of the first day of the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date, regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the 12 consecutive month period which commenced with the Employee's Employment Commencement Date. An Employee who receiver credit for 1,000 Hours of Service during the 12 consecutive month period which commenced with the Employee's Employment Commencement Date and during the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date shall receive credit for two Years of Service for purposes of eligibility to participate in the Plan.

2.3 Participation Upon Reemployment. A Participant whose employment terminates shall reenter the Plan as a Participant on the Participant's Reemployment Commencement Date. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant shall become a Participant on the later of the Plan Entry Date on which the Employee would have entered the Plan had he or she not terminated employment or the Participant's Reemployment Commencement Date. An Employee who terminates employment prior to satisfying the Plan's eligibility conditions shall become a Participant in accordance with the Plan's eligibility conditions of Section 2.1.

2.4 Change in Employee Status. If a Participant does not terminate employment, but is not an Employee or ceases to be an Employee by reason of employment within an employment classification, then during the period such Participant is not an Employee, the Committee shall not allocate any Employer contributions or forfeitures to the Participant's Accounts except to the extent the Participant rendered services for the Employer as an Employee. However, during such period, the Participant, without regard to employment classification, shall continue to receive credit for vesting under Article 5 for each included Year of Service and the Participant's Accounts shall continue to share fully in Trust Fund allocations under Section 4.6. A Participant who is no longer an Employee will participate immediately upon becoming an Employee. An Employee who is not an Employee shall participate immediately upon becoming an Employee if the Employee has satisfied the requirements of Section 2.1 other than being an Employee.

                             ***End of Article 2***

3
                                    ARTICLE 3
                                  CONTRIBUTIONS


3.1 Amount of Contribution. Within the time permitted for the filing of the Employer's federal income tax return for a Plan Year, including extensions thereof, the Plan Sponsor shall contribute to the Trust an annual sum in cash or in Stock as determined by the Employer. The Employer shall contribute to the Trust for each Plan Year the amount required to enable the Trust to pay principal and interest due during the Plan Year of the Trust's outstanding debt obligations. In no event shall the amount of the Employer's contribution exceed the maximum deductible contribution pursuant to Code 404 for the Plan Year in which the contribution is being determined.

3.2 Carry Over Contributions. In any year ending before January 1, 1987, if the Employer's contribution is less than 15% of all Participants' Compensation for that year, then in the next succeeding year or years, the Employer may make an additional contribution in an amount equal to the difference between the contribution previously made in the year ending before January 1, 1987 and 15% of all Participants' Compensation in such preceding year. In such succeeding year, if the Employer does not make up such difference between the amount contributed in the year ending before January 1, 1987 and 15% of all Participants' Compensation in that year, then the Employer may do so in the second succeeding year in the same manner, and in the next succeeding years follow the second succeeding year until such contribution for the year ending before January 1, 1987 has been made in full. The total amount of contributions, including carryovers from pre-1987 years, that is deductible in any one taxable year is limited to 25% of all Participants' Compensation during such year.

3.3 Minimum Employer Contribution. If this Plan is a Top Heavy Plan in any Plan Year, the contribution for each Non-Key Employee shall be at least equal to a minimum contribution. The Employer shall provide the top heavy minimum contribution under this Plan.

     If the contribution rate for the Key Employee with the highest contribution rate is greater than or equal to 3%, the minimum contribution shall be 3% of Compensation for each Non-Key Employee. If the contribution rate for the Key Employee with the highest contribution rate is less than 3%, the minimum contribution for each Non-Key Employee shall equal the highest contribution rate for a Key Employee.

     The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Key Employee's Account for the Plan Year divided by the Key Employee's Compensation for the Plan Year. To determine the contribution rate, the Committee shall treat all qualified top heavy defined contribution plans maintained by the Employer as a single plan. For Plan Years beginning after December 31, 1988, the Committee shall not treat Elective Deferrals made to any plan pursuant to a Cash or Deferred Arrangement as Employer contributions for any Non-Key Employee; however, the Committee shall treat Elective Deferrals made to any plan pursuant to a Cash or Deferred Arrangement as Employer contributions for all Key Employees.

     Notwithstanding the preceding provisions of this Section, if a Defined Benefit Plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code 401(a)(4) or the coverage rules of Code 410 (or another plan benefiting the Key Employee so depends on such Defined Benefit Plan), the minimum contribution for a Non-Key Employee shall be 3% of the Non-Key Employee's Compensation regardless of the highest contribution rate for any Key Employee.

     If the contribution rate for the Plan Year with respect to a Non-Key Employee is less than the minimum contribution, the Employer shall increase its contribution for such Non-Key Employee to the extent necessary so that the contribution rate for the Plan Year shall equal the minimum contribution. If more than one entity maintains this Plan, each entity shall make the additional contribution attributable to the Compensation it pays the Non-Key Employee, unless the members enter into a separate written agreement allocating the responsibility for the additional contribution in another manner.

3.4 Return of Employer Contributions. Except as provided in this Section, any Employer contributions to the Trust shall be irrevocable and neither such contributions nor any income therefrom shall be used for, nor diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan; however, upon written request from the Employer, the Trustee shall return to the Employer the amount of the Employer's contribution made by mistake of fact. Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year after the date when the contribution was made. The Trustee shall not increase the amount of the Employer contribution to be returned for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution to be returned for any losses attributable to the contribution.

3.5 Participant Contributions. Participants shall not be required nor shall they be permitted to make any contributions to the Trust nor shall the Trust accept any rollover contributions from any Participant.



                             ***End of Article 3***
4
                                    ARTICLE 4
                             ALLOCATIONS TO ACCOUNTS


4.1 Participant's Account. The Committee shall establish and maintain an Account in the name of each Participant to reflect the Participant's benefit derived from amounts contributed by the Employer and net earnings (or losses) of the Trust Fund. The Committee shall subtract all distributions made to a Participant's or a Participant's Beneficiary from the Participant's Account when the distribution is made. The Committee shall subtract all forfeitures when they occur from the Participants' Accounts which incurred the forfeitures.

4.2 Allocation of Contributions and Forfeitures. The Committee, as of the Anniversary Date of each Plan Year, shall allocate each Employer contribution and forfeitures if any to the Account of each Participant of the Employer in the same proportion that each such Participant's Compensation for the Plan Year bears to the Compensation of all Participants of the Employer for the Plan Year. A Participant who remains in the employ of the Employer after attaining the Normal Retirement Date shall continue to participate in Employer contributions. Forfeitures shall be allocated in the Plan Year in which the forfeiture occurs. If more than one entity maintains the Plan, the Committee shall allocate all Employer contributions and forfeitures to each Participant in the Plan in accordance with this Article, without regard to which contributing Employer employs the Participant. A Participant's Compensation includes Compensation from all participating Employers, irrespective of which Employers are contributing to the Plan.

     A Participant shall share in the allocation of any Employer contribution and forfeitures only if he or she has completed 1,000 Hours of Service during such Plan Year. In addition, a Participant must be an Employee of the Employer on the last day of the Plan Year in order to share in the contribution for such Plan Year. However, a Participant shall share in Employer contributions and forfeitures for the Plan Year in which the Participant retires, dies, or becomes Disabled, regardless of the Hours of Service the Participant completes during the Plan Year and regardless of whether he or she is an Employee of the Employer on the last day of the Plan Year.

4.3 Allocation of Minimum Contribution. The Committee shall allocate any additional contribution to the Account of the Non-Key Employee for whom the Employer makes the contribution in accordance with Section 3.3.

4.4 Limitations on Allocations to Participants' Accounts. The amount of Annual Additions which the Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer shall reduce the amount of its contribution so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount. The Excess Amount will be deemed to consist of the Annual Additions last allocated. The Committee shall determine the Excess Amount by treating the Annual Additions attributable to a welfare benefit fund or an individual medical account, if any, as allocated first, irrespective of the actual allocation date.

     Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Committee shall determine the Maximum Permissible Amount for the Limitation Year based on the Participant's actual Compensation for the Limitation Year.

     Disposition of Excess Amount. If there is an Excess Amount with respect to a Participant for a Limitation Year because of contributions based on estimated Compensation or because of the allocation of forfeitures, the Committee shall dispose of such Excess Amount as follows:

(a) If the Plan covers the Participant at the end of the Limitation Year, then the Committee shall use the Excess Amount to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

(b) If, after the application of paragraph (a) of this Section, as Excess Amount still exists, and the Plan does not cover the Participant at the end of a Limitation Year, then the Committee shall hold the Excess Amount unallocated in a suspense account. The Committee shall apply the suspense account to reduce Employer contributions for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated to Participant's Accounts before any Employer or Employee contributions may be made to the Plan for the Limitation Year.

(c) The Committee shall not distribute any Excess Amounts to Participants, former Participants, or Beneficiaries.

     If there is an Excess Amount with respect to a Participant for a Limitation Year for any reason other than forfeitures or the estimation of Compensation, the Committee shall dispose of such Excess Amount by reallocating the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Committee shall make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Accounts otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

     More than One Plan. The Committee shall attribute the total Excess Amount allocated as of the Anniversary Date to the Scott's Liquid Gold-Inc. 401(k) Plan.

4.5 Code 415 Definitions. For purposes of this Article, the following terms shall have the meaning described in the paragraphs below:

(a) Annual Additions shall mean the sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (1) all Employer contributions; (2) all forfeitures; and (3) all Employee contributions effective for Plan Years beginning after December 31, 1986. Annual Additions shall also include Excess Amounts reapplied to reduce Employer contributions under Section
4.4. Amounts allocated after March 31, 1984 to an individual medical account (as defined in Code 415(l)(2)) and included as part of a pension and annuity plan maintained by the Employer shall be Annual Additions. Furthermore, Annual Additions shall include contributions paid or accrued after December 31, 1985 for taxable years ending after December 31, 1985 attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code 419A(d)(3)) under a welfare benefit fund (as defined in Code 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

Pursuant  to Code  415(c)(6), if no more than one-third of  the  total
Employer contributions for the Plan Year which are deductible under Code 404(a)(9) are allocated to the Accounts of Participants who are Highly Compensated Employees during the Plan Year, then any Employer contributions which are used by the Trust to pay interest on an exempt loan, and any Stock purchased with an exempt loan which are allocated as forfeitures, are not included as annual additions. The Employer contributions must be used to pay such interest not later am the due date including extensions, for filing the Employer's federal income tax return for the Plan Year.

(b) Defined Benefit Plan shall mean a retirement plan which does not provide for individual accounts for Employer contributions. The Committee shall treat all Defined Benefit Plans (whether or not terminated) maintained by the Employer as a single plan.

(c)  Defined Benefit Plan Fraction shall mean the fraction described below:

  Projected annual benefit of the Participant under all Defined Benefit Plans of the Employer
  The lesser of (1) 125% (subject to the 100%
  Limitation described in paragraph (h)
  of this Section) of the dollar
  limitation in effect under Code 415(b)(1)(A) for the Limitation Year, or (2) 140% of the Participant's average Compensation for the
  Participant's highest three consecutive Years of Service

To determine the denominator of this fraction, the Committee shall make any adjustment required under Code 415(b) and shall determine a Year of Service in accordance with Section 1.39. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the Defined Benefit Plan with the assumptions that the Participant continues employment until the normal retirement age as stated in the Defined Benefit Plan (or current age, if later), that the Participant's Compensation continues at the same rate as in effect in the Limitation Year under consideration, and that all other relevant factors used to determine benefits under the Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years.

Current Accrued Benefit. If the Participant accrued benefits in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction shall not be less than the Participant's current accrued benefit. A Participant's current accrued benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986 and without regard to any cost of living adjustment occurring after May 5, 1986. This current accrued benefit rule applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code 415 as in effect at the end of the 1986 Limitation Year.

(d) Defined Contribution Plan shall mean a retirement plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's Account, and any income, expenses, gains, losses, and forfeitures of Accounts of other Participants which the plan may allocate to such Participant's Account. The Committee shall treat all Defined Contribution Plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of this Article, the Committee shall treat employee contributions made to a Defined Benefit Plan maintained by the Employer as a separate Defined Contribution Plan. The Committee shall also treat as a Defined Contribution Plan an individual medical account (as defined in Code 415(l)(2)) included as part of a Defined Benefit Plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code 419A(d)(3)).

(e)  Defined Contribution Plan Fraction shall mean the fraction described below:
 The sum as of the close of the Limitation Year of the Annual Additions to the Participant's Accounts under all Defined Contribution Plans of the Employer
 The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer: (1) 125% (subject to the 100%
 Limitation in paragraph (h) of this
 Section) of the dollar limitation in
 effect under Code  415(c)(1)(A) for the Limitation Year
 (determined without regard to the special dollar limitations for employee stock ownership plans), or
 (2) 35% of the Participant's Compensation for the Limitation Year

 For purposes of determining the Defined Contribution Plan fraction, the Committee shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987 to treat all Employee contributions as Annual Additions. If the Plan satisfied Code 415 for Limitation Years beginning prior to January 1, 1987, the Committee shall redetermine the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the end of the 1986 Limitation Year in accordance with this paragraph. If the sum of the redetermined fractions exceeds 1.0, the Committee shall subtract permanently from the numerator of the Defined Contribution Plan Fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the Defined Contribution Plan Fraction. In making the adjustment, the Committee shall disregard any accrued benefit under the Defined Benefit Plan which is in excess of the current accrued benefit (as determined in Section 4.5(c)). This Plan continues any transitional rules applicable to the determination of the Defined Contribution Plan Fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

(f) Excess Amount shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

(g) Maximum Permissible Amount shall mean the lesser of (1) $30,000 (or, if greater, 25% of the defined benefit dollar limitation under Code 415(b)(1)(A)), or (2) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Committee shall multiply the $30,000 (or adjusted) limitation by the following fraction:

 Number of months in the short Limitation Year
                                  12

(h) 100% Limitation shall mean, if it applies, that the Committee shall determine the denominator of the Defined Benefit Plan Fraction and the denominator of the Defined Contribution Plan Fraction by substituting 100% for 125% each place 125% appears in the definition of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction under this Section. The 100% Limitation applies during any Limitation Year this Plan is a Top Heavy Plan only if (1) the Plan's top heavy ratio exceeds 90%, or (2) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code 416(h)(2).

 4.6 Allocation of Earnings, Losses and Changes in Fair Market Value of the Net Assets of the Trust Fund. Earnings and losses of the Trust Fund and changes in the fair market value of the net assets of the Trust Fund (including dividends other than dividends on Stock, interest and other income, expenses, losses, and changes in the fair market value of Stock) shall be computed by the Trustee and allocated to the Participants in the ratio which the total dollar value of the Account (whether or not vested) of each Participant in the Trust Fund bears to the aggregate dollar value of the Accounts of all Participants as of the last Valuation Date. An Excess Amount or suspense account (as described in Section 4.4) shall not share in the allocation of net income, gain or loss described in this Section.

     When the Employer declares a cash dividend with respect to Stock, the provisions of this paragraph shall apply. The Employer may, in its sole discretion, pay the cash dividend with respect to Stock held by the Trust either directly to Participants or to the Trustee. If paid to the Trustee, the Trustee shall allocate the dividend to the Participant's Account. The dividend shall be allocated among Participants in the ratio that the total dollar value of the Participant's Account (whether or not vested) in the Trust Fund bears to the aggregate dollar value of the Accounts of all Participants as of the last Valuation Date.

4.7 Accounting. The Account for each Participant maintained by the Committee shall indicate the dollar value of his or her current Account in the Trust Fund as of the last previous Valuation Date. The Committee shall provide to each Participant at least annually, a written statement setting forth the current value of the Participant's Account.

4.8 Methods of Valuation. All assets of the Trust Fund shall be valued at fair market value, which in no event shall be less than the market price for such Stock as established by the average current bid and asked closing prices quoted over the NASDAQ system or, absent a quotation on such system or any national or regional stock exchange, then as determined by an independent appraisal by a person who customarily makes such appraisals.

4.9    Stock  Dividends,  Splits,  Rights,  Warrants,  Options  and   Other
Reorganizations. Any securities received by the Trustee as a stock split or dividend or as a result of a reorganization or the recapitalization of the Employer shall be allocated as of each Anniversary Date in the same manner as the Stock to which it is attributable has been allocated. If any rights, warrants, or options are issued on Stock held in the Trust, the Trustee may in its sole discretion exercise them for the acquisition of additional Stock to the extent that cash is then available. Any rights, warrants or options on Stock that cannot be exercised for lack of cash may be sold by the Trustee and the proceeds allocated as current income received on Stock.



                             ***End of Article 4***

5
                                    ARTICLE 5
                        VESTING OF PARTICIPANT'S ACCOUNT


5.1 Vesting. If any Participant reaches his or her Normal Retirement Date, dies, or suffers Disability while an Employee, his or her entire Account shall be 100% vested. Vested shall mean a Participant or Beneficiary has an unconditional claim, legally enforceable against the Plan to the Participant's Account.

5.2 Vesting Schedule. Upon separation from service for reasons other than Retirement of the Normal Retirement Date, Disability, or death, the vested percentage of a Participant's Account shall equal the Participant's Account multiplied by the percentage corresponding to the Participant's Years of Service with the Employer under the following vesting schedule, such vesting schedule to be effective with respect to a Participant who earns one Hour of Service in a Plan Year beginning after December 31, 1988.

                                    Percentage of
             Years of Service          Account
                                        Which is
                                        Vested

                    Less than 5             0%
                    5 or more             100%

     When the Committee determines this Plan is a Top Heavy Plan, the Committee shall calculate a Participant's vesting percentage in accordance with the following top heavy vesting schedule:

                                    Percentage of
             Years of Service          Account
                                        Which is
                                        Vested

                    Less than 2             0%
                    2 but less than 3      20%
                    3 but less than 4      40%
                    4 but less than 5      60%
                    5 or more             100%

     If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Committee shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of this Article.

5.3 Full Vesting Upon Termination or Partial Termination of Plan or Upon Complete Discontinuance of Contributions. Upon the termination or partial termination of this Plan or upon complete discontinuance of contributions, the Accounts of all Participants as of the date of such termination, partial termination, or complete discontinuance of contributions occurred, shall be fully vested. The temporary suspension of Employer contributions shall not constitute a termination or partial termination of this Plan and shall not require full vesting.

5.4  Service Included in Determination of Vested Accounts. All Years of Service
with  the  Employer  shall  be  included  for  the  purpose  of  determining   a
Participant's vested percentage, except the following service shall be excluded:

(a) Years of Service excluded by reason of a Break in Service under Section 5.5; and

(b) Years of Service with any of the subsidiaries of the Plan Sponsor prior to the date the subsidiary became a member of the Related Group.

5.5 Break in Service - Vesting. For purposes of determining Years of Service under this Article, a Participant incurs a Break in Service if during any Plan Year the Participant does not complete more than 500 Hours of Service with the Employer. Forfeiture Break in Service shall mean five consecutive Breaks in Service.

     For the sole purpose of determining the vested percentage of a Participant's Account which accrued for the Participant's benefit prior to a Forfeiture Break in Service, the Committee shall disregard any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Committee shall exclude Plan Years prior to a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of the Years of Service prior to the Break provided the Participant is 0% vested in his or her Accounts derived from Employer contributions at the time the Participant has a Break in Service. The aggregate number of Years of Service before a Break in Service does not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

5.6 Forfeiture Occurs. The nonvested portion of a Participant's Account shall be forfeited on the last day of the Plan Year when the Participant incurs five consecutive one-year Breaks in Service.

5.7 Amendment to Vesting Schedule. Though the Employer reserves the right to amend the vesting schedule at any time, the Committee shall not apply the amended vesting schedule to reduce the vested percentage of any Participant's Account (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the vested percentage computed under the Plan without regard to the amendment.

     If the Employer makes a permissible amendment to the vesting schedule, each Participant who has performed at least one Hour of Service in any Plan Year beginning after December 31, 1988 and who has at least three Years of Service with the Employer may elect to have the vested percentage of his or her Account computed under the Plan without regard to the vesting schedule amendment. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the election described in the preceding sentence applies only to Participants having at least five Years of Service with the Employer. The Participant shall file the election with the Committee within 60 days after the latest of the following three dates: (a) the date the
Employer  adopts  the  amendment; (b) the date the amendment  is  effective;  or
(c) the date the Participant receives written notice of the amendment. The Committee, as soon as administratively feasible, shall forward a copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant shall make an election to remain under the prior vesting schedule. For purposes of this Section, an -amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the vested percentage of a Participant's Account.

5.8 Special Accounting After Distribution to Reemployed Participants. When any Participant (whose Account was not 100% vested upon termination of employment and who received a distribution) becomes reemployed prior to incurring a Forfeiture Break in Service, the Account shall continue to be maintained with respect to that portion of his or her interest, if any, which is not distributed. The interest of such Participant in such Account shall continue to vest pursuant to Section 5.2.


                             ***End of Article 5***

6
                                    ARTICLE 6
                                  DISTRIBUTIONS



6.1 Distributions Not Exceeding $3,500. The Committee shall direct the Trustee to distribute the Participant's Account in the form of a lump sum, not later than 60 days after the close of the Plan Year in which the Participant's employment terminates for any reason, including death, disability, or attainment of the Normal Retirement Date, if the Participant's vested Account (at the time of the distribution) does not exceed $3,500. If the Participant's vested Account, at the time of any distribution, exceeds $3,500, the Committee shall treat a distribution as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

6.2 Distributions Exceeding $3,500. The Trustee shall distribute the Participant's Account in the form and at the time elected by the Participant, pursuant to Section 6.6. If the Participant or the Beneficiary does not elect in writing to a time or method of payment in accordance with Section 6.6, the Committee shall direct the Trustee to commence distribution of a Participant's vested Account in accordance with this Section, not later than 60 days after the close of the Plan Year in which the Participant's employment terminates for any reason, including death, disability, or attainment of the Normal Retirement Date. Notwithstanding the immediately preceding sentence, a Participant (or the Participant's Beneficiary, if the Participant is deceased) shall consent, in writing, within the 90 day period ending on the annuity starting date (see
Section 6.6), to any distribution if the Participant's vested Account, at the time of the distribution exceeds $3,500, and the Participant has not attained the later of Normal Retirement Date or age 62. The failure of a Participant to consent to a distribution of any part of his or her vested Account which could be distributed under the Plan before attaining the later of Normal Retirement Date or age 62 shall be deemed to be an election to defer distribution of the Participant's vested Account until the time for distribution specified in the immediately following paragraph.

     Unless the participant elects otherwise, the Committee shall direct the Trustee to distribute the Participant's vested Account in a lump sum not later than the 60th day after the close of the Plan Year in which occurs the latest of the following events:

(a)  the Participant attains age 65 (or Normal Retirement Date, if earlier);

(b) the 10th anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan; or,

(c)  the Participant terminates service with the Employer.

Notwithstanding the preceding provisions of this Section, the Committee shall direct the Trustee to distribute any amount required to be distributed under
Section 6.3 (or under Code  415) prior to the time described in this Section.

     Distributions  Upon  Death  Which Exceed $3,500.  Upon  the  death  of  the
Participant,   the  Committee  shall  direct  the  Trustee  to  distribute   the
Participant's vested Account remaining in the Trust at the time of the Participant's death to the Participant's Beneficiary in the form and at the time elected by the Beneficiary in accordance with Section 6.6. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of the date of the Participant's death. In the absence of an election by the Beneficiary, the Committee shall direct the Trustee to distribute the Participant's Account in a lump sum, as soon as administratively practicable following the Participant's death (or the date on which the Committee receives notification of, or otherwise confirms the Participant's death), but not later than 60 days after the close of the Plan Year in which the Participant's death or notification occurred.

6.3 Distributions on Account of Attaining Age 70 and one half. The provisions in this Section take precedence over all other provisions in this Article. The Committee shall direct the Trustee to distribute under this Section not later than the Participant's Required Beginning Date. Notwithstanding the immediately preceding sentence, the Committee shall direct the Trustee to distribute a Participant's vested Account in accordance with a properly executed transitional election (as provided in the last paragraph of this Section).

     Required Beginning Date. Required Beginning Date shall mean the April 1 following the close of the calendar year in which the Participant attains age 70 and one half. However, if the Participant, prior to separating from Service, attained age 70 and one half before January 1, 1988, and, for the five Plan Year period ending in the calendar year in which the Participant attained age 70 and one half and for all subsequent years, the Participant did not own more than 5% of the Employer, the Required Beginning Date shall be the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant owns more than 5% of the Employer. Furthermore, if a Participant who did not own more than 5% of the Employer attained age 70 and one half during 1988 and did not separate from Service prior to January 1, 1989, the Participant's Required Beginning Date shall be April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date shall be in lump sum unless the Participant makes a valid election to receive an alternative form of distribution.

     Minimum Distribution Requirements for Participants. The Trustee shall not distribute the Participant's vested Account under a method of distribution which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code 401(a)(9) and the applicable Treasury regulations.

     Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary shall satisfy Code 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his or her Required Beginning Date (or if earlier, the date an irrevocable annuity commences to the Participant), the distribution period to the Beneficiary shall not exceed the distribution period which had commenced for the Participant. If the Participant's death occurs prior to his or her Required Beginning Date, the method of distribution to the Beneficiary shall provide for distribution to the Beneficiary over a period not exceeding 5 years after the date of the Participant's death.

     If the designated Beneficiary is the Participant's surviving spouse, the Trustee may delay distribution until December 31 of the calendar year in which the Participant would have attained age 70 and one half, if later. If the surviving spouse dies after the Participant but before distributions commence to the surviving spouse, the provisions of this Section (other than the immediately preceding sentence) shall be applied as if the surviving spouse were the Participant.

     Transitional Elections. If the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Committee shall distribute the Participant's vested Account in accordance with that designation. The Committee shall not comply with a pre-1984 distribution designation if any of the following applies: (a) the method of distribution would have disqualified the Plan under Code 401(a)(9) as in effect on December 31, 1983; (b) the
Participant  did  not  have  an  Account  as  of  December  31,  1983;  (c)  the
distribution  designation  does  not  specify  the  timing  and  form   of   the
distribution and the death Beneficiaries (in order of priority); (d) the substitution of a Beneficiary modifies the distribution period; or (e) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan shall distribute, not later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under this Section if the election had not been in effect or, if the Beneficiary revokes the election, the amount which the Beneficiary would have received under this Section if the election had not been in effect. The Committee shall apply this Section to rollovers and transfers in accordance with the Code 401(a)(9) regulations.

6.4 Distributions Under Domestic Relations Order. Nothing contained in this Plan shall prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code 414(p)). Prior to January 1, 1994, an alternate payee under a qualified domestic relations order was not entitled to a distribution prior to the time the Participant attained the earliest retirement age (as defined under Code 414(p)) under the Plan. Effective January 1, 1994, the Plan permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained the earliest retirement age under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if (a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500 and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of the earliest retirement age. Nothing in this Section shall be construed to permit a Participant to receive a distribution at a time otherwise not permitted under the Plan, nor does it permit the alternate payee to receive a form of distribution not permitted under the Plan.

     The Committee shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Committee promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Committee shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The
Committee shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the Participant's vested Account is distributable during the period the Committee is making its determination of the qualified status of the domestic relations order, the Committee shall make a separate accounting of the amounts distributable. If the Committee determines the order is a qualified domestic relations order within 18 months following receipt of the order, the Committee shall direct the Trustee to distribute the distributable amounts in accordance with the order. If the Committee does not make its determination of the qualified status of the order within the 18 months following receipt of the order, the Committee shall direct the Trustee to distribute the distributable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Committee later determines the order is a qualified domestic relations order.

     If not prohibited by the provisions of the qualified domestic relations order, the Committee may direct the Trustee to invest any partitioned amount in a segregated Account and to invest the account in federally insured, interest-bearing savings accounts or time deposits (or a combination of both), or in other fixed income investments. The Trustee shall make any distributions required under this Section by separate benefit checks or other separate distribution to the alternate payees.

6.5 Diversification Distributions. A Participant shall make an election under this Section on a form prescribed by the Committee at any time during the Plan Year for which the election is to be effective. In the written election, the Participant shall specify the dollar amount desired to be distributed. The Trustee shall distribute to a Participant in accordance with such an election under this Section within the 90 day period (or as soon as administratively practicable) after the Participant files the written election with the Trustee.

     Notwithstanding any other provision of this Plan, any Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan (hereinafter referred to as a "Qualified Participant") shall be entitled to elect, within 90 days after the end of any Plan Year in the Participant's Qualified Election Period, to receive a distribution of up to 25% of the total number of shares of Stock that were allocated to the Participant's Account after December 31, 1986 and prior to July 1, 1994, less any shares of such Stock that have previously been distributed to the Participant. With respect to the last Plan Year in a Participant's Qualified Election Period, the preceding sentence shall be applied by substituting "50%" for "25%." An election to receive a distribution of Stock under this Subsection may not be made by a Qualified Participant unless the fair market value (as of any valuation date during the Participant's Qualified Election Period) of the Stock that has been allocated to the Participant's Account and that was acquired by or contributed to the Plan after December 31, 1986 and prior to July 1, 1994, exceeds $500.

(a) The "Qualified Election Period" for a Qualified Participant is the period consisting of the six-consecutive Plan Years beginning with the Plan Year in which the Participant first becomes a Qualified Participant. However, if a Participant became a Qualified Participant prior to January 1, 1987, such Participant's Qualified Election Period is the period consisting of the five-consecutive Plan Years beginning with the Plan Year that ended on December 31, 1987, and such Participant shall be entitled to make his or her first election under this Section (relating to the Plan Year that ended on December 31, 1987) by September 6, 1988.

(b) Any distribution of Stock pursuant to a Qualified Participant's election under this Section shall be made within 90 days after the end of the period during which the Qualified Participant was entitled to make the election under this Section. Any Stock so distributed shall be subject to the put option.

6.6 Distribution Methods, Consents and Election. Subject to any restrictions prescribed by Section 6.3, a Participant or Beneficiary may elect a lump sum distribution in Stock commencing within a reasonable period of time on or after 60 days following the end of the Plan Year in which the Participant terminated employment with the Employer. Fractional shares shall be paid in cash. For purposes of a distribution under the Plan, the value of a Participant's Account shall be its value as of the Valuation Date immediately preceding the date of the distribution.

     Not  earlier  than  90 and not later than 30 days before the  Participant's annuity starting date, the Committee shall provide a benefit notice to a Participant who is eligible to make an election or required to consent under this Article. For purposes of this Article, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. The benefit notice shall explain the optional methods of distribution from the Plan, including the material features and relative values of those methods, and the Participant's right to defer distribution until he or she attains age 70 and one half. If a distribution is
one to which Code   401(a)(11)  and  417 do not apply, such distribution  may
commence less than 30 days after the notice required under Treas. Reg. \ 1.411(a)- 11(c) is given, provided that:

(a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(b) the Participant, after receiving the notice, affirmatively elects a distribution.

     If a Participant or Beneficiary makes an election under this Section, the Committee shall direct the Trustee to distribute the Participant's vested Account in accordance with that election. The Participant or Beneficiary shall make an election under this Section by filing his or her election form with the Committee at any time before the Trustee otherwise would distribute a Participant's Account in accordance with the requirements of this Article.

6.7 Annuity Distributions to Participants and Surviving Spouses. The annuity distribution provisions of Code 417 shall not apply to any Participant in the Plan except to:

(a) a Participant with respect to whom the Plan is a direct or indirect transferee from a plan subject to the Code 417 requirements, and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer;

(b)  a Participant who elects a life annuity distribution; and

(c) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan.

6.8 Destination of Beneficiary. For all purposes of this Plan, the Participant's Beneficiary shall be the Participant's surviving spouse, if any, and the surviving spouse shall receive the Participant's Accounts in the Trust Fund upon the death of the Participant. However, if there is no surviving spouse, or if the spouse has previously consented to the designation of another Beneficiary, a Participant's Beneficiary shall be the person designated by the Participant on a written form prescribed by and delivered to the Committee. Any consent by a spouse to the designation of a Beneficiary other than the spouse must be in writing, must acknowledge the effect of such consent, must be witnessed by a Plan Representative or notarized by a notary public, and must meet one of the following three requirements:

(a) The consent must designate a specific Beneficiary that cannot be changed without the additional consent of the spouse in a form meeting the requirements of this Section;

(b) The consent must specifically provide that the Participant may change the designation of a Beneficiary without any further consent by the spouse, and the spouse must acknowledge in the consent that he or she is giving up the right to limit his or her consent to a specific Beneficiary; or

(c) The consent must meet the requirement of clause (b) of this sentence, except that the Participant's right to change a Beneficiary without any further consent by the spouse may be limited to a change among certain Beneficiaries.

If  a  Participant  dies  without  leaving  a  surviving  spouse,  the
Participant's  Accounts  shall  be  distributed  to  the   Beneficiary
designated by the Participant.

     If a Participant, who does not have a spouse, fails to designate a Beneficiary before his or her death, or if no designated Beneficiary survives the Participant, the Committee shall direct the Trustee to pay his or her account in the Trust Fund first to his or her surviving spouse, if any, next to his or her descendents by right of representation, if any, or if none, then to his or her personal representative. If no personal representative has been appointed, if actual notice of such is given to the Committee within 60 days after the Participant's death, and if his or her Account does not exceed $3,500, the Committee may direct the Trustee to pay his or her Account to such person as may be entitled to it under the laws of descent of the state where such Participant resided at the date of his or her death. In such case, the Committee may require such proof in writing or identity from such person as the Committee may deem necessary.

6.9 Direct Rollover/Transfer Provisions. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The following definitions shall apply for purposes of this Section:

(a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

(1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, for a specified period of ten years or more;

(2) any distribution to the extent the distribution is required under Code 401 (a)(9); and

(3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Code 408(a); an individual retirement annuity described in Code 408(b); an annuity plan described in Code 403(a); or a qualified trust described in Code 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code 414(p), are Distributees with regard to the interest of the spouse or former spouse.

(d) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.



                        ***End of Article 6***


7
                                    ARTICLE 7
                                 EMPLOYER STOCK



7.1 Registration of Distributed Shares of Employer Stock. Although the Employer expects to register the Stock, Stock distributed by the Trustee may be restricted as to sale or transfer of such shares or other securities under federal and state securities laws, which restrictions would be similarly applicable to all Stock of the same class. This Section shall not require the Participant to sell the Stock to the Employer or Trustee, but is imposed to comply with the rules and regulations of the United States Securities and Exchange Commission.

7.2 Put Option. If all or a portion of the Stock held in a Participant's Account is subject at the time of distribution by the Trustee to restrictions under any federal or state securities laws, any regulations thereunder, or any agreement, such that the Stock distributed to the Participant cannot be freely traded or is not readily tradeable within the meaning of 409(l)(1) and any Treasury Regulations promulgated thereunder, the Employer shall issue a "put option" to any Participant who receives a distribution of Stock. The put option must permit the Participant to sell the distributed Stock to the Employer at any time during two option periods, at the fair market value of the shares. The first put option period is for at least sixty days beginning on the date of distribution. The second put option period is for at least sixty days beginning after the new determination of the fair market value of Stock by the Committee (and notice to the Participant) in the following Plan Year. The put option must provide that if the Participant exercises the put option, the Employer, or the Plan if the Plan so elects, shall repurchase the Stock as follows:

(a) If the distribution is a total distribution, payment of the fair market value of a Participant's distributed Stock shall be made either in a single sum or substantially equal annual installments over a period of time not longer than five years at the discretion of the Committee. The first installment shall be paid not later than 30 days after the Participant exercises the put option. The Plan shall pay a reasonable rate of interest and provide adequate security on amounts not paid after 30 days.

(b) If the distribution is not a total distribution, the Plan shall pay the Participant an amount equal to the fair market value of the Stock repurchased no later than 30 days after the Participant exercises the put option.

(c) The Employer shall be required to purchase the Stock at the fair market price established by the current bid and asked closing prices quoted by persons independent of the Employer, (i) determined on the date the put option is exercised if the exercise is by a disqualified person, as defined in Code
 4975(e)(2), or (ii) in all other cases, determined as of the most recent Valuation Date.

(d) The closing for purposes of consummating the transaction under this Section shall be held at the place, on the date and at the time to which the selling Participant and the Employer may agree, provided that the closing shall be held not later than 30 days after the exercise of the put option by the selling Participant.

7.3 Right of First Refusal. If Stock is distributed to a Participant from his or her Account at a time when it is not readily tradable on an established public market, the Stock is subject to a "right of first refusal." The right of first refusal must provide that, before any subsequent transfer, the shares must first be offered for purchase in writing to the Employer, and then to the Trust, at the then fair market value. A bona fide written offer from an independent prospective buyer is deemed to be the fair market value of the Stock for this purpose. The Employer and the Committee (on behalf of the Trust) have a total of 14 days to exercise the right of first refusal on the same terms offered by a prospective buyer. The Employer may require that a Participant entitled to a distribution of Stock execute an appropriate stock restriction agreement
(evidencing the right of first refusal) before receiving a certificate for Stock.

7.4 Sale of Stock. The Participant may elect to sell, subject, however, to any limitations discussed in this Article, all or any part of any securities distributed.

7.5 Notice. Any offer, acceptance of an offer, or any other communication required or permitted to be given to any Participant or the Trustee under this Article shall be deemed to have been given if and when such notice, payment or other communication is deposited in the United States Mail, first class, postage prepaid, addressed to such person as is addressed currently in the records of the Committee, and it shall be the obligation of each parson to notify the Committee of any change of address.

7.6 Legend. The Committee shall have the right to require an appropriate legend referring to the terms and conditions of this Article be placed on the certificate representing the outstanding Stock.


                             ***End of Article 7***


8
                                    ARTICLE 8
                                 ADMINISTRATION



8.1 Appointments of Committee. The Plan Sponsor shall appoint the Committee. The Committee shall be the plan administrator. At least one member of the Committee shall be a Director of the Plan Sponsor. The members of the Committee shall be the named fiduciary of the Plan. Each such member of the Committee shall serve at the pleasure of the Plan Sponsor and may resign at any time upon written notice to the Plan Sponsor. The Committee may appoint any person or entity to serve in more than one fiduciary capacity. The Plan Sponsor may specify a period of time before such resignation can become effective. The Plan Sponsor shall have the power to fill vacancies among the foregoing fiduciaries.

8.2 Organization and Operation of Committee. The Committee shall have at least two members. The Committee may adopt such procedures as each deems desirable for the conduct of its respective affairs and may appoint or employ a secretary or other agents, any of whom may be, but need not be, an officer or employee of the Employer. Any agent may be removed at any time by the person appointing or employing him.

8.3 Information to be Made Available to Committee. To enable the Committee to perform all of its respective duties under the Plan, the Employer shall provide the Committee with access to the following information for each Employee:

     (a)  Name and Address,

     (b)  Social Security Number,

     (c)  Birth Date,

     (d)  Dates of commencement and termination of employment,

     (e)  Reason for termination of employment,

     (f)  Hours worked during each year,

     (g)  Annual Compensation, and

     (h) Employer contributions and such other information as the Committee may require.

     To the extent the information is available in Employer records, the Employer shall provide the Committee with access to information relating to any contributions made to each Participant and any benefits received on behalf of each Participant under the Plan. If such information is not available from the Employer's records, the Committee shall obtain such information from the Participants. The Committee and the Employer may rely on and shall not be liable because of any information which an Employee provides, either directly or indirectly. As soon as possible following any Participant's death, Disability, retirement or other termination of employment, the Employer shall certify in writing to the Committee such Participant's name and the date and reason for such Participant's termination of employment.

8.4 Resignation and Removal of Committee Member; Appointment of Successors. Any Committee member may resign at any time by giving written notice to the Plan Sponsor, effective upon receipt of such notice. At any time any Committee member may be removed from the Plan Sponsor without cause. As soon as practicable, following the death, resignation or removal of any Committee member, the Plan Sponsor shall appoint a successor by resolution. Written notice of the appointment of a successor Committee member shall be given by the Employer to the Trustee. Until receipt by the Trustee of such written notice, the Trustee shall not be charged with knowledge or notice of such change.

8.5  Duties and Powers of Committee.

(a) In General. The Committee shall decide all questions arising in the administration, interpretation and application of the Plan and Trust, including all questions relating to eligibility, vesting, and distribution, except as may be reserved under this Plan to the Employer or its Plan Sponsor. The Committee may designate any person (other than Trustee) to discharge any of the Committee's fiduciary responsibilities under the Plan (other than a Trustee responsibility) and may employ one or more persons to render advice with regard to any responsibility the Committee has under the Plan. The Committee from time to time shall direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan. All notices, directions, information and other communications to and from the Committee shall be in writing.

(b) Record Keeping. The Committee shall keep a record of all of the Committee's proceedings and shall keep all such books of account, records, and other data as may be necessary or advisable in its judgment for the administration of this Plan and Trust, including records to reflect the affairs of this Plan, to determine the amount of vested and/or forfeitable interest of the respective Participants in the Trust Fund, and to determine the amount of all benefits payable under this Plan. The Committee shall maintain separate Accounts for each Participant. Subject to the requirements of law, any person dealing with the Committee may rely on, and shall incur no liability in relying on, a certificate or memorandum in writing signed by the Committee as evidence of any action taken or resolution adopted by the Committee.

(c) Reporting and Disclosure. The Committee shall be responsible for all applicable reporting and disclosure requirements. The Committee shall prepare, file with the United States Secretary of Labor, the United States Secretary of the Treasury, or the Pension Benefit Guaranty Corporation, when applicable, and furnish to Participants and Beneficiaries, when applicable, the following:

(i)  Summary plan description;
(ii) Plan description;
(iii)     Description of modifications and changes;
(iv) Annual Report:
(v)  Terminal and supplementary reports;
(vi) Registration Statement; and
(vii)     Any other return, report or document required by law.

(d) Statement of Benefits Accrued and Vested. The Committee shall furnish any Participant or Beneficiary who so requests in writing a statement indicating, on the basis of the latest available information, such Participant's total Account and the vested portion thereof, if any, and shall furnish such a written statement to any Participant who terminates employment with the Employer during the Plan Year and who is entitled to the vested portion of his or her Accounts under the Plan as of the end of the Plan Year, taking into consideration any benefits which have been paid with respect to such Participant during the Plan Year. The statement shall be an individual statement and shall contain the information required in the Annual Registration Statement which the Committee is required to file with the Secretary of the Treasury.

(e) Inspection of Documents. The Committee is to make available for inspection copies of the Plan description in the latest Annual Report and the agreements under which the Plan was established or operated. In addition, the Committee is to comply with every other requirement imposed on him or her by law.

 (f)  Claims Procedure.

 (i) Filing and Initial Determination of Claim. Any Participant or Beneficiary may file a claim for a plan benefit to which such Participant believes such Participant is entitled. Such a claim must be in writing and delivered to the Committee in person or by certified mail, postage prepaid. Within 60 days after receipt of such claim, the Committee shall deliver personally or send to the claimant by certified mail, postage prepaid, notice of the granting or denying, in whole or in part, of such claim. The Committee shall have full discretion to deny or grant a claim in whole or in part.

(ii) Duty of Committee Upon Denial of Claim. The Committee shall provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant:

(1)  The specific reason or reasons for the denial;

(2) Specific reference to pertinent plan provisions on which the denial is based;

(3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

(4)  An explanation of the Plan's claim review procedure.

(iii) Request for Review of Claim Denial. Within 60 days after receipt by the claimant of written notification of the denial in whole or in part of his or her claim, the claimant, upon written application to the Committee in person or by certified mail, postage prepaid, may request a review of such denial, may review pertinent documents, and may submit issues and comments in writing. Upon its receipt of the request for review, the Committee shall notify the Plan Sponsor of the request.

(iv) Claims Reviewer. Upon its receipt of notice of a request for review, the Plan Sponsor shall appoint a person other than a Committee member to be the claims reviewer. The Committee shall deliver to the claims reviewer all documents submitted by the claimant and all other documents pertinent to the review. The claims reviewer shall make a prompt decision on the review. The decision on review shall be written in a manner calculated to be understood by the claimant, and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made no later than 60 days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than 120 days after receipt of the request for review.

(v) Legal Remedy. After exhaustion of the claims procedures provided under this Plan, nothing shall prevent any person from pursuing any other legal remedy.

(g) Funding Policy. The policy of the Employer is that this Plan shall be funded with Employer contributions. The Committee shall determine the Plan's short-term and long-term financial needs and regularly communicate these requirements to the appropriate persons. To the extent that Stock are purchased with proceeds of an exempt loan as provided under Section 9.3(g), the policy of the Committee shall require that the Employer contribute sufficient funds to enable the Trustee to pay the principal and interest then due on such loan. The Committee will determine whether the Plan has a short-term need for liquidity, (for example, to purchase Stock or repay the amount due and owing on an exempt loan) or whether liquidity is a long-term goal and investment goal is a more current need. The Committee shall communicate such information to the Trustee so that investment policy can be coordinated with the Plan's needs.

(h) Bonding of Fiduciaries and Plan Officials. The Committee shall procure bonds for every fiduciary of the Plan and every plan official who handles funds of the Plan, in an amount not less than 10% of the amount of funds handled and in no event less than $ 1,000, except the Committee shall not be required to procure such bonds if:

  (1)  The person is excepted from the bonding requirement by law, or

  (2)  The Secretary of Labor exempts the Plan from the bonding requirements.

  The bonds shall conform to the requirements of law.

8.6 Advice to Designated Fiduciaries. Any fiduciary designated by the Committee may employ with the consent of the Committee one or more persons to render advice as regards any responsibility of such designated fiduciary under the Plan.

8.7 Majority Control. The Committee shall act by a majority of its members then in office, either at a meeting or by written consent without a meeting.

                             ***End of Article 8***


9
                                    ARTICLE 9
                        POWERS AND DUTIES OF THE TRUSTEE



9.1 Establishment and Acceptance of Trust. The Trustee shall receive any contributions paid to it in cash or in Stock. All contributions so received together with the income therefrom shall be held, managed, and administered in trust pursuant to the terms of this Plan. The Trustee hereby accepts the Trust created hereunder and agrees to perform the duties under this Plan on its part to be performed.

9.2 Investments of Trust Funds. Any cash received by the Trustee for the Account of any Participant or credited to the Account of any Participant shall be invested primarily in Stock. Subject to the direction of the Committee, the Trustee is authorized to invest and hold up to 100% of the Trust assets in Stock. The Trust may purchase Stock from the Employer or from any other source, and such Stock may be outstanding, newly issued or treasury securities. All such purchases must be made at fair market value. The determination of fair market value shall be in accordance with Section 4.9, unless regulations subsequently promulgated by the Secretary of Labor with respect to ERISA 3(18) provide otherwise, in which case a determination of fair market value shall be made in accordance with such regulations.

     Any cash received by the Trustee shall be applied first to meet any current obligation of the Trust Fund incurred for purchase of Stock (i.e., an exempt loan as provided in Section 9.3(g)) and if the Committee so directs may thereafter be applied to purchase Stock. If the Committee fails to instruct the Trustee as to the manner in which the funds held in the Trust Fund should be invested, then the Trustee may invest the entire Trust Fund in a savings account, certificates of deposit, money market funds or any other similar investment, including depositing such cash with the Trustee bank if a bank serves as Trustee hereunder, or any other investment permitted under Section 9.3(a), other than Stock, provided such investment or the retention of such investment is prudent under all the facts and circumstances then prevailing.

9.3 Powers of Trustee. The Trustee shall have the following powers and authority in the administration of the Trust to be exercised in accordance with and subject to the provisions of Sections 9.2 and 9.4.

(a) Purchase of Property. To invest as directed by the Committee all or any portion of the Trust Fund in Stock and, unless otherwise directed by the Committee to invest in Stock, to invest the balance, if any, of the Trust Fund in any common or preferred stock, including shares or certificates of participation issued by regulated investment companies or trusts, shares or units in qualified common trust funds, pooled funds, or pooled investment funds of an insurance Employer qualified to do business in a state, bonds (including United States Retirement Plan Bonds), insurance contracts, mortgages, notes or other property of any kind, real or personal, or in the absence of any direction from the Committee concerning the method of investing Trust Funds, to invest the entire Trust Fund as a prudent man would do under like circumstances, taking into account the special purposes of the Plan.

(b) Retention and Deposit of Funds. To retain in cash so much of the Trust Fund as the Committee directs to satisfy liquidity needs of the Plan; to deposit any cash held in the Trust Fund in a bank account without liability for the highest rate of interest available, including a bank acting as Trustee.
(c) General Authority. To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any time even though commencing in the future, or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such consideration, and on such terms and conditions as the Trustee shall decide.
(d) Hold Title. To cause any securities or other property to be registered and held in its name as Trustee, or in the name of one or more of its nominees, without disclosing the fiduciary capacity, or to keep the same in unregistered form payable to bearer.

(e) Settle Disputes. To abandon, compromise, contest and arbitrate claims and demands; to institute, compromise and defend actions at law (but without obligation to do so); in connection with such powers, to employ counsel as the Trustee shall deem advisable; and to exercise such powers all at the risk and expense of the Trust Fund.

(f) Distribute Trust Property. To credit and distribute the Trust as directed by the Committee. The Trustee shall not be obliged to inquire as to whether any payee or distributes is entitled to any payment or whether the distribution is proper within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee shall be accountable only to the Committee for any distribution made by it in good faith on the order or direction of the Committee.

(g) Incur Indebtedness. To borrow money in such amounts as directed by the Committee, to assume indebtedness, extend mortgages and encumber by mortgage or pledge, all as directed by the Committee.

(h) Vote Stock. To vote in the manner directed by the Committee in person or by proxy any shares of stock or of rights held by the Trust Fund; to participate in any voting trusts; to participate in and to exchange securities or other property in reorganization, liquidation, or dissolution of any corporation, the securities of which are held in the Trust Fund, and to exercise the sale of stock subscriptions or conversions rights.

(i) Withhold Distribution. To retain (except as provided in Section 9.3(i)) any funds or properties subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

(j) Pay Obligations. To pay any amount due on any loan or advance made to the Trust Fund, to charge against and pay from the Trust Fund all taxes of any nature levied, assessed, or imposed upon the Trust Fund, and to pay all reasonable expenses and attorney fees necessarily incurred by the Trustee with respect to any of the foregoing matters.

(k)  File Tax Returns. To file any tax return required of the Trustee.

(l) Prepare Reports and Statements. To furnish to the Employer and the Committee an annual statement of account showing the conditions of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the asset, of the Trust Fund held at the end of the Plan Year, which amount shall be conclusive on all persons, including the Employer and the Committee, except as to any act or transactions which the Employer or Committee takes exception or makes objections to in writing 90 days after the receipt of the account, or for which ERISA authorizes a longer period of time within which to object.

9.4 Diversification and Prudence Requirements. Except in making investments or reinvestments in Stock of the Employer, the Trustee shall diversify the investments of the Plan to minimize the risk of large losses, unless under the circumstances, it is clearly prudent not to do so. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The prudence requirement of the preceding sentence to the extent it requires diversification shall not be violated by the acquisition or holding of Stock.

9.5 Payment of Compensation, Expenses and Taxes. A fiduciary shall be paid such reasonable compensation as shall from time to time be agreed upon in writing; however, a fiduciary who already receives full-time pay from the Employer shall receive no compensation from the Plan. A fiduciary shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by it in the administration of the Trust. Such compensation and expenses shall be charged against and paid from the Trust Fund, if not paid by the Employer.

9.6 Appointment, Resignation, Removal and Substitution of Trustee. The Plan Sponsor by resolution shall appoint a Trustee or Trustees, each of which shall hold office until resignation or removal by the Plan Sponsor. The Trustee may resign at any time upon 30 days written notice to the Employer. The Trustee may be removed at any time by the Employer upon 60 days written notice to the Trustee with or without cause. Upon resignation or removal of the Trustee, the Employer, by action of its Plan Sponsor, shall appoint a successor Trustee which shall have the same powers and duties as are conferred upon the Trustee appointed under this Plan. Upon acceptance of such appointment by the successor Trustee, the Trustee shall assign, transfer. and pay over to such successor Trustee the funds and properties then constituting the Trust Fund. If the Trustee is an individual, death shall be treated as a resignation, effective immediately. If any corporate Trustee at any time shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another corporation, whether organized under federal or state laws, or shall be reorganized or reincorporated in any manner, then the resulting or acquiring corporation shall be substituted for such corporate Trustee without the execution of any instrument and without any action upon the part of the Employer, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Trust Fund or under the Plan.

9.7 Appointment of Trustee--Acceptance In Writing. The Trustee shall accept its appointment as soon as practicable by executing this Plan or by delivering a signed document to the Employer which shall incorporate by reference all of the terms and conditions of this Plan, a copy of which shall be sent to the Committee by the Trustee. The Plan Sponsor shall appoint a new Trustee if the Trustee fails to accept its appointment in writing.

9.8 Receipt of Contributions. The Trustee shall not be responsible in any way for the collection of contributions provided for under the Trust. The Trustee shall be responsible only for such sums that it actually receives as Trustee. The Trustee shall accept and hold under the Trust such contributions of money on behalf of the Employer and Participants as it may receive from time to time from the Employer. All such contributions shall be accompanied by written instructions from the Employer accounting for the manner in which they are to be credited.

9.9 Returns and Reports. The Employer shall furnish to the Trustee, and the Trustee shall furnish to the Employer, such information relevant to the Trust as may be required under the Code and ERISA. The Trustee shall keep such records, make such identification, and file with the Internal Revenue Service and the Secretary of Labor such returns and other information concerning the Trust as may be required of it under the Code and ERISA.



                             ***End of Article 9***

10
                                   ARTICLE 10
                          CONTINUANCE, TERMINATION AND
                           AMENDMENT OF PLAN AND TRUST



10.1 Termination of Plan. The expectation of the Employer is to continue this Plan indefinitely, but the continuance of the Plan is not assumed as a contractual obligation by the Employer, and the right is reserved to the Employer, by proper action of its Plan Sponsor, to terminate this Plan in whole or part at any time. The termination of this Plan by the Employer in no event shall have the effect of revesting any part of the Trust Fund in the Employer, except within the limitations of Section 3.4 and except as to the unallocated balance held in the suspense account under Section 4.4 if permitted under the Code and ERISA. If the Plan is terminated, Stock acquired with the proceeds of an exempt loan, as provided in Section 9.3(g), shall after the Trustee repays the loan continue to be subject to the provisions of Treasury Regulation
  54.4975-7(b)(4), (10), (11) and (12) relating to any put, call or other options and to buy-sell or similar arrangements. The Plan shall be terminated automatically in the event of the dissolution, consolidation, or merger of the Employer, or the sale by the Employer of substantially all of its assets, if the resulting successor corporation or business entity shall fail to adopt the Plan and Trust under Section 10.3.

10.2 Termination of Trust. The Trust created by execution of this Agreement shall continue in full force and effect for such time as may be necessary to accomplish the purposes for which it is created, unless sooner terminated and discontinued by the Plan Sponsor. Notice of such termination shall be given to the Trustee by the Committee in the form of an instrument in writing executed by the Employer pursuant to the action of the Plan Sponsor, together with a certified copy of the resolution of the Plan Sponsor to that effect.

10.3 Continuance of Plan and Trust by Successor Business. A successor business may continue this Plan and Trust by proper action of the proprietor or partners, if not a corporation, and, if a corporation, by resolution of its Plan Sponsor and by appointing a trustee (which may be the Trustee), plan administrator, or committee as though the former Trustee or Committee had resigned, and by executing a proper supplemental agreement to this Plan and Trust with the Trustee. Within 90 days from the effective date of such dissolution, consolidation, merger, or sale of assets of the Employer, if such successor business does not adopt and continue this Plan and Trust, this Plan shall be terminated automatically as of the end of such 90-day period.

10.4 Merger, Consolidation or Transfer of Assets or Liabilities of the Plan. The Plan Sponsor may merge or consolidate this Plan with any other Plan and may transfer the assets or liabilities of the Plan to any other Plan if such Participant in the Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then had terminated). However, this Plan shall not merge or consolidate with, and assets will not be transferred from this Plan to any other Plan which provides for distributions of accrued benefits in the form of a life annuity, a qualified joint survivor annuity ("QJSA") or a preretirement survivor annuity ("QPSA"), unless this Plan is amended at or prior to such merger, consolidation or transfer to permit a life annuity, a QJSA and/or a QPSA pursuant to the then applicable requirements under the Code.

10.5 Distribution of Trust Fund on Termination of Trust. If the Trust is terminated under this Article, the Trustee shall determine the value of the Trust Fund and of the respective interests of the Participants and Beneficiaries as of the business day next following the date of such termination. The value of the Account of each respective Participant or Beneficiary in the Trust Fund shall be vested in its entirety as of the date of the termination of the Plan. The Trustee then shall transfer to each Participant or Beneficiary the net balance of the Participant's Account; however, if the Employer maintains another defined contribution plan at the time of the termination, the Trustee shall transfer the Participant's Accounts to an account of the Participant under the other defined contribution plan of the Employer if the Participant does not consent in writing to an immediate distribution.

10.6 Suspension of Contributions. If the Plan Sponsor decides it is impossible or inadvisable to continue to make contributions, it shall have the power by appropriate resolution or decision to suspend contributions to the Plan. Suspension shall be a temporary cessation of contributions which shall not constitute or require a formal termination of the Plan and shall not preclude contributions. After the date of suspension of contributions, the Plan and Trust shall remain in force. The Committee shall deliver to the Trustee a copy of the Plan Sponsor's resolution to suspend contributions.

10.7 Amendments to Plan and Trust. At any time the Employer may amend this Plan and Trust by action of its Plan Sponsor, provided that no amendment shall cause the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries; and provided further that no amendment shall: (a) decrease the percentage of the interest of any Participant which has become vested, (b) affect the schedule of vesting with respect to any Participant who has at least three Years of Service as determined under Section 1.39, without such Participant's written consent, (c) discriminate in favor of employees who are officers, shareholders or Highly Compensated Employees, or
(d) amend provisions applicable to the allocation of any Stock to a Participant's Account, including without limitation, certain provisions of
Article 4 "Allocations to Accounts," and Section 1.7 "Compensation," more frequently than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Except as restricted under (d) of this Section, the Plan and Trust may be amended at any time to conform to the provisions and requirements of federal and state law with respect to employees' trusts or any amendments to such laws or regulations or rulings issued pursuant to such laws.


                             ***End of Article 10***
11
                                   ARTICLE 11
                                  RELATED GROUP



11.1 Adoption of the Plan. Any member of the Related Group which the Plan Sponsor shall designate and declare eligible to adopt and participate in the Plan may adopt and become a party to this Plan and Trust, subject to and upon such terms and conditions as the Plan Sponsor may prescribe, including but not limited to:

(a) The instruments to be executed and delivered by such member of the Related Group to the Trustee and to the Plan Sponsor;

(b) The extent to which the Plan Sponsor shall act as agent or representative of such member of the Related Group under the Plan; and

(c) Authorization to the Committee to act for such member of the Related Group and its employees who will become Participants under the Plan.
The Plan shall be effective with respect to each such adopting member of the Related Group and its employees on such date as shall be approved by the Plan Sponsor and specified in the instruments executed by such member of the Related Group adopting the Plan. Any such member of the Related Group need not sign or execute the original or the amended Plan and Trust documents. If any such member of the Related Group adopts the- Plan under this Section, such member and its employees shall be governed and bound by all the terms and provisions of the Plan, subject to the terms and conditions upon which such member of the Related Group adopted the Plan.

11.2 Withdrawal From Plan. Any Employer (other than the Plan Sponsor) may withdraw from the Plan effective at the end of any calendar quarter by giving at least 60 days prior written notice to the Plan Sponsor and the Trustee. Upon any such withdrawal the Trustee shall value the assets of the Trust Fund as of the date of such withdrawal, and the Trustee shall set apart that portion of the Trust Fund which, as certified by the Committee, is attributable to such withdrawing Employer. That portion of the Trust Fund so set apart shall continue to be held by the Trustee in trust under the terms and provisions of the Plan and Trust as though such withdrawing Employer had entered into its own separate trust agreement with the Trustee. Such withdrawing Employer shall be deemed to have adopted the Plan as its own separate plan and shall have and may exercise all of the rights, powers, and authorities of the Plan Sponsor under the Plan and Trust with respect to its separate plan and trust. Upon withdrawal of a Employer from the Plan, it shall cease to be a Employer under this Plan and shall not be eligible again to adopt and participate in this Plan unless it again is designated as eligible under Section 11.1.

11.3 Termination of Participation by the Plan Sponsor. The Plan Sponsor, in its absolute discretion, may terminate the participation of any member of the Related Group in the Plan, effective at the end of any calendar quarter, by giving at least 60 days written notice to such member of the Related Group, the Committee, and the Trustee. Any such termination of participation by the Plan Sponsor shall have the same effect as a voluntary withdrawal by an Employer under Section 11.2 and the procedures set forth in and the provisions of such Section shall be applicable.


                          ***End of Article 11***


12
                                   ARTICLE 12
                                  MISCELLANEOUS



12.1 Participant's Rights. Except as may be specifically provided for by law, neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or Account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employee thereof, or the Trustee, except as herein provided.

12.2 Employer's Obligations. The adoption and continuance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or Participant, nor to be a consideration for, or an inducement or condition of, the employment of any person. Nothing in this Plan shall be deemed to give any Employee or Participant the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor shall it be deemed to give the Employer the right to require the Employee or Participant to remain in its employ, nor shall it interfere with the right of any Employee or Participant to terminate his or her employment at any time.

12.3 Benefits to be Provided Solely from the Trust Fund. All benefits payable under this Plan shall be paid or provided solely from the Trust Fund, and the Employer assumes no liability or responsibility for payment of benefits.

12.4 Receipt of Benefits by Fiduciaries. Nothing shall prohibit any fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, if such benefit is computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries. The determination of any matters affecting the payment of benefits to any fiduciary other than a Committee member shall be made by the Committee. If the Committee is an individual, the determination of any matters affecting the payment of benefits to the Committee shall be made by a temporary Committee who shall be appointed by the Board for such purpose. If the Committee is a group of individuals, the determination of the matters affecting the payment of benefits to any individual Committee member shall be made by the remaining Committee members without the vote of such individual Committee member. If the remaining Committee members are unable to agree on any matters affecting the payment of such benefits, the Board shall appoint a temporary Committee to decide the matter.

12.5 Service by Fiduciaries and Disqualified Persons. Nothing in this Plan shall prohibit anyone from serving as a fiduciary in addition to being an officer, employee, agent, or other representative of a disqualified person, as defined in Code 4975(e).

12.6 Assignment or Alienation. Subject to Code 414(p) (relating to qualified domestic relations orders), neither a Participant nor a Beneficiary may voluntarily or involuntarily anticipate, assign, or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment, or alienation. Furthermore, a benefit under the Plan shall not be subject to attachment, garnishment, levy, execution, or other legal or equitable process.

12.7 Delegation of Authority by Employer. Whenever the Employer under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, the same shall be done and performed only by an officer duly authorized by its Board of Directors.

12.8 Notices from Participants to be Filed with Committee. Whenever a provision is made in the Plan that a Participant may exercise any option or election or designate any Beneficiary, the action of each Participant shall be evidenced by a written notice signed by the Participant and delivered to the Committee in person or by certified mail. If a form is furnished by the Committee for such purpose, a Participant shall give written notice of his or her exercise of any option or election or of his or her designation of any Beneficiary on a form provided for such purpose. Written notice shall not be effective until received by the Committee.

12.9 Construction of Agreement. This Plan and Trust shall be construed, whenever possible, to be in conformity with the requirements of the Code and ERISA. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan and Trust are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan and Trust or action by the Committee, Committee or Trustee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. To the extent not in conflict with the preceding sentences, the construction and administration of the Plan and Trust shall be governed by, and its validity determined under, the laws of the state of Colorado.

12.10 Titles. The titles of paragraphs are included for convenience and not to be considered in the construction of the provisions hereof.

12.11 Severability. If any provision of this Plan and Trust is illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions. On the contrary, such remaining provisions shall be fully severable, and this Plan and Trust shall be construed and enforced as if such illegal or invalid provisions never have been inserted in this Plan and Trust.

12.12 Counterparts. This Plan and Trust may be executed in any number of counterparts, each of which shall be deemed an original, and such counterparts shall constitute one instrument which may be sufficiently evidenced by one counterpart.

12.13 Plan for Exclusive Benefit of Participants; Reversion Prohibited. This Plan and Trust has been established for the exclusive benefit of the Participants and their Beneficiaries. Under no circumstances shall any funds contributed to or held by the Trustee at any time revert to or be used or enjoyed by the Employer except as set forth in Section 3.4 and otherwise to the extent permitted by law.

12.14 Gender, Singular and Plural. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural, and words of the plural may be construed as denoting the singular, and the masculine gender shall include the feminine.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this document by their duly authorized officers as of this 29th day of January, 1994.

Attest:                          SCOTT'S LIQUID GOLD-INC.
                                 EMPLOYER


/s/ Carolyn J. Anderson          By:
                                 /s/ Barry Shepard
Carolyn J. Anderson                Barry Shepard
Executive Vice President,          Treasurer & Assistant
  Chief Operating Officer,       Secretary
  & Corporate Secretary
                                 Date:
                                 6/29/94


Attest:                          SLG CHEMICALS, INC.


/s/ Carolyn J. Anderson          By:
                                 /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94


Attest:                          SLG PLASTICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94


Attest:                          SLG TOUCH-A-LITE, INC.


/s/ Carolyn J. Anderson          By:
                                 /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94


Attest:                          AQUAFILTER CORPORATION


/s/ Carolyn J. Anderson          By:
                                 /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94
Attest:                          ADVERTISING PROMOTIONS
                                 INCORPORATED


/s/ Carolyn J. Anderson          By:
                                 /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94


Attest:                          NEOTERIC COSMETICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 6/29/94


                                 BARRY SHEPARD
                                 CAROLYN J. ANDERSON
                                 MARK E. GOLDSTEIN
                                 TRUSTEE


                                 By: /s/ Barry Shepard
                                   Barry Shepard

                                 Date:
                                 6/29/94

                                 By: /s/ Carolyn J. Anderson
                                   Carolyn J. Anderson

                                 Date:
                                 29 June 1994

                                 By: /s/ Mark E. Goldstein
                                   Mark E. Goldstein

                                 Date:
                                 6/29/94



                             FIRST AMENDMENT TO THE
             SCOTT'S LIQUID GOLD-INC. EMPLOYEE STOCK OWNERSHIP PLAN



     1.   Plan Sponsor: Scott's Liquid Gold-Inc.

2. Amendment of Plan: The following Amendments to the Scott's Liquid Gold-Inc. Employee Stock Ownership Plan are adopted, effective as provided in Paragraph 3:


     A. Section 1.37 shall be amended by replacing the existing Section 1.37 with the following language:


               1.37 Valuation Date shall mean December 31 of each Plan Year and each date on which the Trustee values the Trust Fund.


     B.  Section  4.5(a)  shall be amended by deleting the second  paragraph  of
         Section 4.5(a).


     C. Section 7.3 shall be amended by replacing the existing Section 7.3 with the following language:

          7.3 Right of First Refusal and Voting Rights. Stock that is not readily tradable on an established public market is subject to the following rights:

               (a) If Stock is distributed to a Participant from his or her Account at a time when it is not readily tradable on an established public market, the Stock is subject to a "right of first refusal." The right of first refusal must provide that, before any subsequent transfer, the shares must first be offered for purchase in writing to the Employer, and then to the Trust, at the then fair market value. A bona fide written offer from an independent prospective buyer is deemed to be the fair market value of the Stock for this purpose. The Employer and the Committee (on behalf of the Trust) have a total of 14 days to exercise the right of first refusal on the same terms offered by a prospective buyer. The Employer may require that a Participant entitled to a distribution of Stock execute an appropriate stock restriction agreement (evidencing the right of first refusal) before receiving a certificate for Stock.

               (b) Stock that is not readily tradable on an established public market allocated to a Participant's Account will be voted by the Trustee, according to the Participant's instructions with respect to any corporate matter that involves the voting of such shares. The Trustee will not vote shares of Stock allocated to Participants' Accounts for which instructions are not received from Participants. Stock contributed to or acquired by the Plan that is not yet allocated (including Stock held in a suspense account) will be voted by the Trustee according to the Committee's instructions with respect to any corporate matter that involves the voting of such shares.

                    If the Employer and the Trustee agree, the Trustee may deal directly with Participants on the pass-through of voting rights. Otherwise, the Employer may do so and then transmit to the Trustee the results of the voting instructions received from Participants. In either case, management and others may solicit and exercise Participants' voting rights under the same proxy rules applicable to all stockholders. The Employer will ensure that forms for voting instructions, together with all information distributed to shareholders regarding the exercise of voting rights, are furnished to the Trustee and to Participants within a reasonable time before the voting rights are to be exercised.

                    Shareholder rights, other than voting rights, which can be exercised by Participants may be passed through to Participants and exercised in a similar manner to voting rights or will be exercised in such other manner as is legally required. However, where the circumstances (such as the lack of time or the lack of liquid funds to satisfy a requirement to pay for additional shares of Stock) make it impractical to pass such rights through to Participants and no other specific legal requirement exists, the rights will be exercised (or sold), unless otherwise directed by the Committee, by the Trustee in a manner that the Trustee deems prudent under the circumstances and otherwise consistent with the fiduciary standards of ERISA.

     D. Section 9.3(h) shall be amended by replacing the existing Section 9.3(h) with the following language:

               (h) Vote  Stock.  To  vote in person or by proxy  in  the  manner directed by the Committee (or the Participants at a time when the Stock is not readily tradable on an established public market) any shares of stock or rights held by the Trust Fund; to participate in any voting trusts; to participate in and to exchange securities or other property in reorganization, liquidation, or dissolution of any corporation, the securities of which are held in the Trust Fund, and to exercise the sale of stock subscriptions or conversions rights.


     3. Effective Date: The Effective Date of the First Amendment shall be January 1, 1989.

     4. Terms and Conditions of Plan: Except for the above Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

     5. Execution: The Plan Sponsor has executed this Amendment as of the date set forth below.


Attest:                          SCOTT'S LIQUID GOLD-INC.
                                 COMPANY


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard
Carolyn J. Anderson                Barry Shepard
Executive Vice President,          Treasurer & Assistant
  Chief Operating Officer,       Secretary
  & Corporate Secretary
                                 Date:
                                 11/11/94


Attest:                          SLG CHEMICALS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94


Attest:                          SLG PLASTICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94
Attest:                          SLG TOUCH-A-LITE, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94


Attest:                          AQUAFILTER CORPORATION


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94

Attest:                          ADVERTISING PROMOTIONS
                                 INCORPORATED


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94


Attest:                          NEOTERIC COSMETICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 11/11/94


                                 BARRY SHEPARD
                                 CAROLYN J. ANDERSON
                                 MARK E. GOLDSTEIN
                                 TRUSTEE


                                 By: /s/ Barry Shepard
                                   Barry Shepard

                                 Date:
                                 11/11/94

                                 By: /s/ Carolyn J. Anderson
                                   Carolyn J. Anderson

                                 Date:
                                 11 Nov. 1994

                                 By: /s/ Mark E. Goldstein
                                   Mark E. Goldstein

                                 Date:
                                 11/11/94

                             SECOND AMENDMENT TO THE
             SCOTT'S LIQUID GOLD-INC. EMPLOYEE STOCK OWNERSHIP PLAN



     1.   Plan Sponsor: Scott's Liquid Gold-Inc.


2. Amendment of Plan: The following Amendments to the Scott's Liquid Gold-Inc. Employee Stock Ownership Plan are adopted, effective as provided in Paragraph 3:


     A. Section 4.8 shall be amended by replacing the existing Section 4.8 with the following language:


              4.8 Methods of Valuation. All assets of the Trust Fund shall be valued at fair market value. The fair market value of Stock shall be the market price for the Stock as established by the closing price quoted on the New York Stock Exchange on the Valuation Date or, in the event the Stock is not traded on the New York Stock Exchange or any national or regional stock exchange, then as determined by an
          independent  appraisal  by  a  person  who  customarily   makes   such
          appraisals.


     B.   Section  6.6  shall  be amended by replacing the  first  paragraph  of
          Section 6.6 with the following paragraph:


              6.6 Distribution Methods, Consents and Election. Subject to any restrictions prescribed by Section 6.3, a Participant or Beneficiary may elect a lump sum distribution in Stock at any time after the Participant terminates employment with the Employer. Distribution shall commence to the Participant or Beneficiary within a reasonable period of time following the request for distribution. Fractional shares shall be paid in cash. For purposes of a distribution under the Plan, the value of a Participant's Account shall be its value as of the Valuation Date immediately preceding the date of the distribution.

     3. Effective Date: The Effective Date of paragraph A of this Amendment shall be November 23, 1994. The Effective Date of paragraph B of this Amendment shall be January 1, 1995.

     4. Terms and Conditions of Plan: Except for the above Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.
     5. Execution: The Plan Sponsor has executed this Amendment as of the date set forth below.

Attest:                          SCOTT'S LIQUID GOLD-INC.
                                 COMPANY


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard
Carolyn J. Anderson                Barry Shepard
Executive Vice President,          Treasurer & Assistant
  Chief Operating Officer,       Secretary
  & Corporate Secretary
                                 Date:
                                 1/19/95


Attest:                          SLG CHEMICALS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


Attest:                          SLG PLASTICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


Attest:                          SLG TOUCH-A-LITE, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


Attest:                          AQUAFILTER CORPORATION


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


Attest:                          ADVERTISING PROMOTIONS
                                 INCORPORATED


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


Attest:                          NEOTERIC COSMETICS, INC.


/s/ Carolyn J. Anderson          By: /s/ Barry Shepard

                                 Title:
                                 Treasurer

                                 Date:
                                 1/19/95


                                 BARRY SHEPARD
                                 CAROLYN J. ANDERSON
                                 MARK E. GOLDSTEIN
                                 TRUSTEE


                                 By: /s/ Barry Shepard
                                   Barry Shepard

                                 Date:
                                 1/19/95

                                 By: /s/ Carolyn J. Anderson
                                   Carolyn J. Anderson

                                 Date:
                                 19 Jan. 1995

                                 By: /s/ Mark E. Goldstein
                                   Mark E. Goldstein

                                 Date:
                                 1/19/95